UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2006

GVI SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21295	77-0436410
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2801 Trade Center Drive, Suite 120, Carrollton, Texas		75007
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (972) 245-7353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13c-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Samsung Distribution Agreement

On October 2, 2006, we entered into a Distributorship Agreement with Samsung Electronics Co. Ltd., under which we have been granted the right to distribute Samsung’s complete line of professional video surveillance and security products (the “Products”) in North, Central and South America (the “Territory”) through December 31, 2010. Pursuant to the Distributorship Agreement, Samsung has agreed to a limited non-compete in the Territory. The Distributorship Agreement provides for minimum annual purchase amounts. Samsung may terminate the Distributorship Agreement at any time if we do not purchase those annual amounts, as well as upon a breach of our other obligations thereunder. A copy of the Distributorship Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Secured Subordinated Debt Financing

As described in more detail below under Item 3.02 (Unregistered Sale of Equity Securities), on October 4, 2006, we completed a $4.75 million private placement of “Units,” at a price of $50,000 per Unit, to a group of accredited investors. We expect to sell an additional $250,000 of Units to an investor that has executed a subscription agreement to purchase such Units. Each “Unit” consists of 1,250,000 shares of our Common Stock and a 6% Subordinated Secured Convertible Promissory Note in the principal amount of $45,000, convertible into 11,250,000 shares of Common Stock at a conversion price of $.004. The Convertible Notes may not be converted into Common Stock until we effect an amendment to our certificate of incorporation effecting a reverse stock split providing us with a sufficient number of authorized shares of Common Stock to permit such conversion.

Laurus Credit Facility

On October 4, 2006, in connection with the private placement referred to above, we entered into an Omnibus Amendment and Consent (the “Consent”) with Laurus Master Fund Ltd., our senior secured lender, pursuant to which Laurus consented to the issuance of the Convertible Notes in the private placement and agreed to amendments to our loan agreements with Laurus under which:

•	The ability of Laurus to convert our debt into Common Stock has been eliminated;

•	The maturity date of all Laurus loans has been extended from May 24, 2007 until December 31, 2007;

•	Prepayment penalties with respect to all Laurus loans have been eliminated;

•	Monthly principal payments of $152,083 each will be due under the Term Loan for the months of January 2007 through December 2007.

The Consent and amended and restated agreements evidencing our credit facility with Laurus have been filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Amendments to Steve Walin and Joseph Restivo Employment Agreements

On October 4, 2006, in connection with the private placement referred to above, we entered into amendments to our Employment Agreements with Steve Walin, our Chief Executive Officer, and Joseph Restivo, our Chief Financial Officer. Under these amendments, we have agreed to issue each of Steve Walin and Joseph Restivo an option to purchase 94,089,763 shares of our Common Stock at an exercise price of $.004 per share vesting over a three-year period, and have amended the definition of “Cause” for termination purposes under each of the Employment Agreements to include our incurrence of a net loss, as defined in the amendments, in the quarter ending June 30, 2007. The new options may not be exercised until such time as we have available for issuance a sufficient number of unissued shares of authorized common stock so as to permit such exercise.

Pursuant to the Employment Agreement amendments, Messrs. Walin and Restivo agreed to forfeit all stock options previously granted to them under their employment agreements as well as the right to be issued additional stock options upon the closing of a private placement of our securities.

Item 3.02 Unregistered Sale of Equity Securities.

On October 4, 2006, we completed a private placement of 95 “Units” at a price of $50,000 per Unit, for aggregate gross consideration of $4.75 million. We expect to sell an additional $250,000 of Units to an investor that has executed a subscription agreement with us. Each “Unit” consists of 1,250,000 shares of our Common Stock and a 6% Subordinated Secured Convertible Promissory Note in the principal amount of $45,000, convertible into 11,250,000 shares of Common Stock at a conversion price initially equal to $.004. The conversion price is subject to equitable adjustment for stock splits, stock dividends and similar events. In the aggregate, upon the final closing of the Private Placement, assuming the sale of an additional $250,000 Units, we will have issued 125,000,000 shares of Common Stock and Convertible Notes in the aggregate principal amount of $4,500,000 convertible into 1,125,000,000 shares of Common Stock.

W-Net, Inc. acted a consultant to us in connection with the private placement and in consideration thereof, we agreed to issued to W-Net and/or its designees a warrant to purchase 93,750,000 shares of Common Stock at a price of $.004 per share. The warrant may not be exercised until such time as we have available for issuance a sufficient number of unissued shares of authorized common stock so as to permit such exercise. David Weiner is the principal of W-Net, and is also the managing member of GVI Investment Company LLC, the lead investor in the private placement. In addition, in connection with the private placement, Mr. Weiner was appointed to our Board of Directors.

The Convertible Notes bear interest at a rate of 6% per annum, payable quarterly, at our option, in cash or additional shares of Common Stock valued at the conversion price then in effect. At maturity, the Convertible Notes may at our option be repaid with shares of Common Stock valued at the conversion price then in effect provided that the market price of the Common Stock at such time equals or exceeds 150% of the conversion price then in effect. Pursuant to a Security Agreement, our obligations under the Convertible Notes are secured by a general lien on all of our assets which we granted in favor of W-Net, Inc. as collateral agent for the holders of the Convertible Notes. This lien is subordinate to the liens of Laurus pursuant to a Subordination Agreement entered into by W-Net, Inc., the holders of the Convertible Notes and Laurus.

The purchasers in the private placement consisted of a group of accredited investors led by GVI Investment Company, LLC, a Nevada limited liability company formed for the purpose of participating in the private placement. GVI Investment Company, LLC, which purchased $2.5 million of the Units is managed by David Weiner.

Approximately $3.0 million of the proceeds of the private placement were used to repay past due amounts owing to Samsung for security products previously delivered to us and approximately $110,000 was used to pay amounts owed to the November Group, Ltd. under its consulting agreement as a result of the change in control resulting from the private placement. Howard Safir, our Chairman prior to the private placement, is the Chairman and Chief Executive Officer of the November Group. The balance of the net proceeds from the private placement will be used primarily for working capital and general corporate purposes and to pay expenses incurred in connection with the private placement.

Upon completion of the private placement, as of October 4, 2006, there were issued and outstanding 178,275,793 shares of Common Stock, Convertible Notes issued in the private placement convertible into 1,125,000,000 additional shares Common Stock, and warrants and options to purchase an aggregate of approximately 8,766,600 additional shares of Common Stock. Under our certificate of incorporation we are only authorized to issue 200,000,000 shares of our authorized shares of Common Stock. Pursuant to their terms, the Convertible Notes issued in the private placement are not convertible into Common Stock until such time as we have available for issuance a sufficient number of unissued shares of authorized common stock so as to permit the conversion of the Convertible Notes. In addition, each investor in the private placement entered into a Voting Agreement agreeing to vote in favor of an amendment to our Certificate of Incorporation effecting a reverse stock split providing us with sufficient authorized shares of Common Stock to permit the conversion of all of the Convertible Notes. The Voting Agreement also requires each stockholder party thereto to vote in favor of an increase in the shares subject to our 2004 Long-Term Incentive Plan increasing the number shares of Common Stock available for issuance thereunder to up to 295,000,000. We expect to effect a 50-for-1 reverse split of our Common Stock in the near future, following appropriate regulatory filings.

As described further in Item 5.02 below, in connection with the private placement, all of our directors other than our Chief Executive Officer resigned and were replaced with directors designated by investors in the private placement.

We have agreed to file a registration statement within 120 days of the closing of the private placement to register under the Securities Act the resale of the shares of Common Stock issued in the private placement, the shares of Common Stock underlying the Convertible Notes issued in the private placement and the shares of Common Stock underlying the warrant issued to W-Net, Inc.

The securities issued in the private placement were sold to persons reasonably believed to be accredited investors, without public solicitation or advertising, and the Convertible Notes and certificates evidencing the Common Stock issued in the private placement will be endorsed with appropriate restrictive legends. Accordingly, the sale of the securities in the private placement was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D promulgated thereunder.

Item 5.01.  Change in Control of the Registrant.

As a result of the closing of the private placement described in Item 3.02 above and the change in the composition of our Board of Directors as described in Item 5.02 below, a change in control of GVI Security Solutions, Inc. may be deemed to have occurred. Following the closing of the private placement, assuming the full conversion of the Convertible Notes issued in the private placement, the investors in the private placement as a group were the beneficial owners of approximately 96% of our outstanding shares of Common Stock, and GVI Investment Company, LLC was the beneficial owner of approximately 48% of our outstanding shares of Common Stock.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 4, 2006 in connection with the private placement described above, and effectively immediately following the closing thereof, Joseph Rosetti, Kenneth Minihan, Asa Hutchinson, Victor DeMarines and Howard Safir resigned as directors. Steve Walin, our Chief Executive Officer, remained as a director of the Company.

Following such resignations, on October 4, 2006, David Weiner, Craig Ellin, Gary Freeman, Moshe Zarmi and Joseph Restivo, our Chief Financial Officer, were appointed to our Board of Directors. As described above, Mr. Weiner is the managing member or GVI Investment Company, LLC, the lead investor in the private placement, and is the principal of W-Net, Inc. W-Net, Inc. acted as our consultant in connection with the private placement and has also been appointed as the collateral agent by the holders of the Convertible Notes in connection with the liens on our assets granted to them. Additional information with respect to our new directors is set forth below.

David Weiner is the President of W-Net, Inc., an investment and consulting firm he founded in 1998. From December 2002 to April 2003 Mr. Weiner was Co-President for Trestle Holding Inc., a provider of digital imaging and telemedicine products. In 1993, Mr. Weiner joined K-tel, a music retailer, as Vice President of Corporate Development. He advanced to the position of President in 1996, which he held until he left to form W-Net in 1998.

Gary Freeman is currently a Partner in Bandari, Beach, Lim & Cleland’s Audit and Accounting services division. In conjunction with various consulting engagements, Mr. Freeman has assumed interim senior level management roles at numerous public and private companies during his career, including as Co-President and Chief Financial Officer of Trestle Holdings Inc., Chief Financial Officer of Silvergraph International and Chief Financial Officer of Galorath Incorporated. Mr. Freeman is currently a member of the Board of Directors of Blue Holdings and serves as its Audit Committee Chairman. Mr. Freeman’s previous experience includes ten years with BDO Seidman, LLP, including two years as an Audit Partner.

Craig Ellins, is the founder, Chairman and Chief Executive Officer of Digitalfx International, Inc., a digital communications company. Mr. Ellins has more than 20 years of experience in television direct marketing and Internet communications and has provided strategic planning services to companies such as K-tel International, Fingerhut Corporation, Guthy-Renker, Simitar Entertainment, and Stamina Products.

Moshe Zarmi has 30 years experience, primarily in high technology industries. Mr. Zarmi was the President and Chief Executive Officer of Thinking Tools, Inc., our predecessor, from January 1998 until February 2004. From February 1993 to January 1997, Mr. Zarmi was the Chief Executive Officer of Geotest, a leading Automated Test Equipment company based in Southern California. His extensive business experience includes a tenure at Israel Aircraft Industries, where he held various positions in finance and administration, as well as head of US marketing and sales.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 4.1	Form of Subscription Agreement to purchase Units consisting of 6% Subordinated Secured Convertible Promissory Note and shares of Common Stock

Exhibit 4.2	Form of 6% Subordinated Secured Convertible Promissory Note, dated as of October 4, 2006

Exhibit 4.3	Security Agreement, dated as of October 4, 2006, among GVI Security Solutions, Inc., GVI Security, Inc. and W-Net, Inc. as collateral agent.

Exhibit 4.4	Form of Warrant to purchase Common Stock issued to W-Net, Inc.

Exhibit 4.5	Subordination Agreement, among W-Net, Inc., the holders of the 6% Subordinated Secured Convertible Promissory Notes and Laurus Master Fund, Ltd.

Exhibit 10.1	Distributorship Agreement dated as of October 2, 2006 between GVI Security Inc. and Samsung Electronics Co., Ltd.

Exhibit 10.2	Omnibus Amendment and Consent between GVI Security Solutions, Inc., and Laurus Master Fund Ltd. dated October 3, 2006

Exhibit 10.3	Amended and Restated Securities Purchase Agreement, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd., dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.4	Amended and Restated Security Agreement, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd., dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.5	Amended and Restated Secured Minimum Borrowing Note, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd. dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.6	Amended and Restated Secured Revolving Note, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd. dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.7	Amended and Restated Secured Term Note, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd. dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.8	Amendment to Employment Agreement between GVI Security Solutions, Inc. and Steven Walin dated as of October 4, 2006

Exhibit 10.9	Amendment to Employment Agreement between GVI Security Solutions, Inc. and Joseph Restivo dated as of October 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2006

GVI SECURITY SOLUTIONS, INC.

By:/s/ Steven Walin
Name: Steven Walin
Title: Chief Executive Officer

EXHIBIT INDEX

No.	Description

Exhibit 4.1	Form of Subscription Agreement to purchase Units consisting of 6% Subordinated Secured Convertible Promissory Note and shares of Common Stock

Exhibit 4.2	Form of 6% Subordinated Secured Convertible Promissory Note, dated as of October 4, 2006

Exhibit 4.3	Security Agreement, dated as of October 4, 2006, among GVI Security Solutions, Inc., GVI Security, Inc. and W-Net, Inc. as collateral agent.

Exhibit 4.4	Form of Warrant to purchase Common Stock issued to W-Net, Inc.

Exhibit 4.5	Subordination Agreement, among W-Net, Inc., the holders of the 6% Subordinated Secured Convertible Promissory Notes and Laurus Master Fund, Ltd.

Exhibit 10.1	Distributorship Agreement dated as of October 2, 2006 between GVI Security Inc. and Samsung Electronics Co., Ltd.

Exhibit 10.2	Omnibus Amendment and Consent between GVI Security Solutions, Inc., and Laurus Master Fund Ltd. dated October 3, 2006

Exhibit 10.3	Amended and Restated Securities Purchase Agreement, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd., dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.4	Amended and Restated Security Agreement, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd., dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.5	Amended and Restated Secured Minimum Borrowing Note, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd. dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.6	Amended and Restated Secured Revolving Note, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd. dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.7	Amended and Restated Secured Term Note, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd. dated May 27, 2004, and amended and restated as of October 4, 2006

Exhibit 10.8	Amendment to Employment Agreement between GVI Security Solutions, Inc. and Steven Walin dated as of October 4, 2006

Exhibit 10.9	Amendment to Employment Agreement between GVI Security Solutions, Inc. and Joseph Restivo dated as of October 4, 2006